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WORLD OMNI FINANCIAL CORP.
WORLD OMNI WHOLESALE MASTER TRUST 1994
SERIES 1994-1,  SERIES 1995-1, SERIES 1996-1 and SERIES 1996-2
CERTIFICATE DATE AS OF :                                                                        August 26, 1996
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

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COLLECTIONS:                                                                                  For Month of:
                                                                                                   July 1996
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Principal Collections: Total Pool                                                            $326,171,719.04

Interest Collections
         Regular Pool                                                                          $3,293,457.55
         Concentration Pool                                                                      $304,105.31
              ==============================                                                  ===============
              Interest Collections: Total Pool                                                 $3,597,562.86

Investment Proceeds
         Regular Pool                                                                            $386,467.47
         Concentration Pool                                                                       $15,829.97
              ==============================                                                  ===============
               Total Investment Proceeds:  Total Pool                                            $402,297.44

Series 1996-1: Yield Supplement Deposit Amount                                                         $0.00
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ALLOCATION PERCENTAGES*  (Note: Calculated first day of following                            Calculated as of
              month using recalculated prior month ending balances.)                         June 30, 1996
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Series Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            65.55%
              Series 1996-1                                                                                         0.00%
              Series 1996-2                                                                            34.45%
         Concentration Pool
              Series 1995-1                                                                           100.00%

Floating Allocation Percentages
         Regular Pool
              Series 1994-1                                                                            60.05%
              Series 1996-1                                                                             0.00%
              Series 1996-2                                                                            32.06%
         Concentration Pool
              Series 1995-1                                                                            83.23%

Principal Allocation Percentages
         Regular Pool
              Series 1994-1                                                                               na
              Series 1996-1                                                                               na
              Series 1996-2                                                                               na
         Concentration Pool
              Series 1995-1                                                                               na

Excess Transferor Percentage
         Regular Pool                                                                                   2.00%
         Concentration Pool                                                                             7.32%
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PRINCIPAL AND FUNDED AMOUNTS:                                                                As of last day of:
                                                                                             July 1996
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Series 1994-1 Initial Principal Amount: Class A                                              $317,000,000.00
Series 1994-1 Initial Principal Amount: Class B                                               $16,000,000.00
Series 1994-1 Excess Funding Account Balance Available to Investors                           $60,096,822.20
Series 1994-1 Principal Distributed to Investors                                                       $0.00
Series 1994-1 Principal Funding Account Balance                                                        $0.00
Series 1994-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1994-1 Invested Amount                                                                $272,903,177.80
Series 1994-1 outstanding Principal Balance                                                  $333,000,000.00

Series 1995-1 Initial Principal Amount                                                        $35,000,000.00
Series 1995-1 Excess Funding Account Balance Available to Investors                            $2,993,761.14
Series 1995-1 Principal Distributed to Investors                                                       $0.00
Series 1995-1 Principal Funding Account Balance                                                        $0.00
Series 1995-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1995-1 Invested Amount                                                                 $32,006,238.86
Series 1995-1 outstanding Principal Balance                                                   $35,000,000.00

Series 1996-1 Initial Funded Amount                                                           $15,000,000.00
Series 1996-1 Aggregate Incremental Funded Amounts                                            $35,000,000.00
Series 1996-1 Aggregate Optional Early Pay Out Amounts                                        $50,000,000.00
Series 1996-1 Funded Amount                                                                            $0.00
Series 1996-1 Excess Funding Account Balance Available to Investors                                    $0.00
Series 1996-1 Principal Distributed to Investors                                                       $0.00
Series 1996-1 Principal Funding Account Balance                                                        $0.00
Series 1996-1 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-1 Invested Amount                                                                          $0.00
Series 1996-1 outstanding Principal Balance                                                            $0.00

Series 1996-2 Initial Principal Amount: Class A                                              $167,500,000.00
Series 1996-2 Initial Principal Amount: Class B                                                $7,500,000.00
Series 1996-2 Excess Funding Account Balance Available to Investors                           $29,258,725.88
Series 1996-2 Principal Distributed to Investors                                                       $0.00
Series 1996-2 Principal Funding Account Balance                                                        $0.00
Series 1996-2 unreimbursed Investor Charge Offs                                                        $0.00
Series 1996-2 Invested Amount                                                                $145,741,274.12
Series 1996-2 outstanding Principal Balance                                                  $175,000,000.00
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POOL FACTOR FOR THE CERTIFICATES                                                                               As of:
                                                                                             July 31, 1996
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Series 1994-1: Class A                                                                                              1.00000000
Series 1994-1: Class B                                                                                  1.00000000
Series 1996-2: Class A                                                                                  1.00000000
Series 1996-2: Class B                                                                                  1.00000000
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POOL BALANCE:                                                                                For Month of:
                                                                                             July 1996
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Pool Balance, beginning of month
         Regular Pool                                                                        $465,909,744.35
         Concentration Pool                                                                   $42,049,952.57
              ==============================                                                 ===============
              Total Pool                                                                     $507,959,696.92

Pool Balance, end of month
         Regular Pool                                                                        $454,695,342.47
         Concentration Pool                                                                   $36,377,260.68
              ==============================                                                 ===============
              Total Pool                                                                     $491,072,603.15

Pool Balance, average
         Regular Pool                                                                        $454,509,266.59
         Concentration Pool                                                                   $38,336,824.21
              ==============================                                                 ===============
              Total Pool                                                                     $492,846,090.80
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REGULAR POOL DISTRIBUTIONS                                                                   As of:
                                                                                             Aug 26, 1996
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Principal Distributions to Investors
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00
Monthly Interest to Investors
              Series 1994-1: Class A                                                           $1,588,522.22
              Series 1994-1: Class B                                                              $82,595.56
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                             $830,427.78
              Series 1996-2: Class B                                                              $38,050.00

Regular Pool Transferors Interest                                                                 $65,869.15

Interest Shortfall
              Series 1994-1: Class A                                                                   $0.00
              Series 1994-1: Class B                                                                   $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2: Class A                                                                   $0.00
              Series 1996-2: Class B                                                                   $0.00

Servicing Fee
              Series 1994-1                                                                      $235,699.66
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                      $125,832.32

Reserve Fund Deposit Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
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REGULAR POOL DISTRIBUTIONS (cont.)                                                           As of:
                                                                                             Aug 26, 1996
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Investor Default Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
Carry Over Amount
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Amount Distributed not including Excess Distribution to Transferor                             $2,966,996.69

Unreimbursed Charge-off Amounts                                                                        $0.00

Non-use Fee (Series 1996-1)                                                                        $4,444.44
Increased Cost Amounts (Series 1996-1)                                                                 $0.00

Previously waived servicing fee
              Series 1994-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00

Excess Distributed to Transferor                                                                 $708,483.89

Total Distributed                                                                              $3,679,925.02

Monthly Interest - $ per thousand
              Series 1994-1 Class A                                                                    $5.01111111
              Series 1994-1 Class B                                                                    $5.16222222
              Series 1996-1                                                                            $0.00000000
              Series 1996-2 Class A                                                                    $4.95777778
              Series 1996-2 Class B                                                                    $5.07333333
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RESERVE FUNDS                                                                                As of:
                                                                                             Aug 26, 1996
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Series 1994-1
              Balance                                                                          $1,665,000.00
              Deficiency Amount                                                                        $0.00

Series 1995-1
              Balance                                                                            $175,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-1
              Balance                                                                            $250,000.00
              Deficiency Amount                                                                        $0.00

Series 1996-2
              Balance                                                                            $875,000.00
              Deficiency Amount                                                                        $0.00
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CHARGE OFFS                                                                                  As of:
                                                                                             July 31, 1996
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Defaulted Receivables                                                                                  $0.00
Investor Default Amount                                                                                $0.00
Deficiency Amount                                                                                      $0.00
Draw Amount                                                                                            $0.00
Investor Charge-Off's                                                                                  $0.00
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REGULAR POOL SERIES SUBORDINATED AMOUNTS                                                     As of:
                                                                                             July 31, 1996
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Required Subordinated Amount
              Series 1994-1                                                                   $19,193,826.26
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                    $7,763,157.45

Available Subordinated Amount
              Series 1994-1                                                                   $19,193,826.26
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                    $7,763,157.45
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EXCESS RECEIVABLES                                                                           As of:
              To be used in the following month's computations.                              July 31, 1996
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Pool Total Components of Excess Receivables:
              Used Vehicles                                                                   $87,503,399.72
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                        $1,652,070.00
              Delayed Payment Program                                                            $227,706.00
              Payment Agreements                                                                 $251,258.59

Pool Limits on Components of Excess Receivables:
              Used Vehicles                                                                   $98,214,520.63
              Finance Hold Receivables                                                                 $0.00
              Auction Advantage Program                                                       $24,553,630.16
              Delayed Payment Program                                                          $9,821,452.06
              Payment Agreements                                                                 $500,000.00

Total unallocated Excess Receivables                                                                   $0.00

Allocated Excess Receivables
              Series 1994-1                                                                            $0.00
              Series 1995-1                                                                            $0.00
              Series 1996-1                                                                            $0.00
              Series 1996-2                                                                            $0.00
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DELINQUENCIES                                                                                As of:
                                                                                             July 31, 1996
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30 Day Delinquencies in excess of $1,000                                                               $0.00
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EXCESS FUNDING ACCOUNT BALANCES                                                              As of:
                                                                                             July 31, 1996
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Series 1994-1
              outstanding Principal Balance                                                  $333,000,000.00
              Regular Pool Balance                                                           $454,695,342.47
              Subordination Percentage                                                                  5.50%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                             65.55118110%
              Excess Funding Amount                                                           $60,096,822.20

Series 1995-1
              outstanding Principal Balance                                                   $35,000,000.00
              Concentration Pool Balance                                                      $36,377,260.68
              Subordination Percentage                                                                  9.25%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                            100.000000%
              Excess Funding Amount                                                            $2,993,761.14

Series 1996-1
              outstanding Principal Balance                                                            $0.00
              Regular Pool Balance                                                           $454,695,342.47
              Subordination Percentage                                                                 10.00%
              Non Transferor's Percentage                                                              98.00%
              Series Allocation Percentage                                                              0.00000000%
              Excess Funding Amount                                                                    $0.00

Series 1996-2
              outstanding Principal Balance                                                   $175,000,000.00
              Regular Pool Balance                                                            $454,695,342.47
              Subordination Percentage                                                                   4.00%
              Non Transferor's Percentage                                                               98.00%
              Series Allocation Percentage                                                              34.44881890%
              Excess Funding Amount                                                            $29,258,725.89
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ASSET COMPOSITION EVENTS:                                                                    For Month of:
                                                                                             July 1996
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Total Pool: 2 month test (actual lowest mth less than test)                                                         9.72%
              Test Value                                                                               50.00%
              Event                                                                                     none
Total Pool: 12 month test                                                                                           0.00%
              Test Value                                                                               25.00%
              Event                                                                                     none

Series 1995-1: 2 month test                                                                                         0.00%
              Test Value                                                                               50.00%
              Event                                                                                     none

Series 1995-1: 12 month test                                                                                        0.00%
              Test Value                                                                               25.00%
              Event                                                                                     none
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SERIES 1995-1 SUBORDINATION:                                                                 For Month of:
                                                                                             July 1996
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(1) Incremental Subordinated Amount  (ISA)
Concentration Pool Total Amounts
              Excess Receivables                                                                  345,289.78
              Class IV Receivables                                                                  2,352.59
              Unreviewed Receivables                                                                    0.00
              Rejected Receivables                                                                      0.00

ISA Percentage
               Excess Receivables                                                                     100%
               Class IV Receivables                                                                    25%
               Unreviewed Receivables                                                                  25%
               Rejected Receivables                                                                   100%

Incremental Subordinated Amount: Total                                                            345,877.93

(2) Required Subordinated Amount
              9.25% x Con Pool Bal x Series 1995-1 Alloc %*.98                                  3,297,598.68
              + Incremental Subordinated Amount                                                   345,877.93
                                                                                                                      3,643,476.61

(3) Available Subordinated Amount
              Lesser of RSA or:
              Available Subordinated Amount (previous DD)                                       3,569,874.33
               - Required Draw Amount (previous DD)                                                -
               - Reserve Fund w/d (on previous DD)                                                 -
               + portion of Excess Interest to Transferor (previous DD)                            54,158.20
               - Incremental Subordination Amount (previous DD)                                    (2,381.22)
               + Incremental Subordination Amount (current DD)                                    345,877.93
               - Subord % of change in EFA (since previous DD)                                   (305,149.21)
              Ending ASA:                                                                       3,643,476.61

(4) Reserve Fund Balance                                                                          262,500.00
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SERIES 1995-1 EARLY AMORTIZATION EVENTS:                                                     For Month of:
                                                                                             July 1996
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(1) Available Subordinated Amount (ASA)                                                         3,643,476.61
               Required Subordinated Amount (RSA)                                               3,643,476.61
               Test Event: ASA less than  RSA                                                       None

(2) Servicer Default                                                                                None

(3) Principal not Repaid by Expected Final Pmt Date                                                 None
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SERIES 1995-1 MEGADEALERSHIPS                                                                For Month of:
                                                                                             July 1996
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Dealership Groups in excess of 30% of Receivables: Group 1                                    $27,919,141.01
Test Value                                                                                                           10,913,178.20
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SERIES 1995-1 DISTRIBUTIONS                                                                  As of
                                                                                             August 26, 1996
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Excess Transferor's Percentage x Interest Collections                                              50,985.27
Monthly Interest to Investors                                                                     200,277.78
Interest Shortfall                                                                                    -
Monthly Servicing Fee (1%)                                                                         26,671.87
Reserve Fund Deposit Amount                                                                           -
Investor Default Amount                                                                               -
Carry-Over Amount                                                                                     -
Amount Distributed                                                                                    -
Unreimbursed  Charge-off Amounts                                                                      -
Previously waived Servicing Fee                                                                       -
Excess Interest Distributed to Transferor                                                          42,000.37
              Total Distributed                                                                   319,935.28
Distributed to WOFCO                                                                              119,657.51

Charge-offs:
              Defaulted Receivables                                                                   -
              Investor Default Amount                                                                 -
              Deficiency Amount                                                                       -
              Draw Amount                                                                             -
              Investor Charge-Offs                                                                    -
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